Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.1
Amendment No. 2
to
Clinical and Commercial Supply Agreement
Viral Vector Product

This Amendment No. 2 to the Clinical and Commercial Supply Agreement-Viral Vector Product (the “Amendment”) is made on January 14, 2020, (“Amendment Effective Date”) by and between bluebird bio (Switzerland) GmbH (“Company”), and SAFC Carlsbad, Inc., a California corporation (“SAFC”). Company and SAFC may hereinafter be referred to as a Party or as the Parties. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.
WHEREAS, Company and SAFC are parties to that certain Clinical and Commercial Supply Agreement, as amended, dated as of November 27, 2017, and having an Effective Date of January 1, 2018 (the “Agreement”);
WHEREAS, bluebird bio, Inc. has, pursuant to the terms of the Agreement, assigned the Agreement to its Affiliate, bluebird bio (Switzerland) GmbH, by Letter dated May 15, 2019 which is attached hereto and made a part hereof;
WHEREAS, bluebird bio (Switzerland) GmbH shall be the contracting entity and the “Company” under this Agreement effective May 15, 2019;
WHEREAS, Company and SAFC wish to extend the Term and modify the Minimum Purchase Commitment,
WHEREAS, Company and SAFC wish to incorporate updated forecasting obligations and an updated Performance Bonus structure, as outlined in Task Order 11 dated July, 2, 2019, which will apply to all additional Batches ordered from Contract Year Three through the termination or expiration of the Agreement; and
WHEREAS, the Parties desire to mutually amend and modify the Agreement as stated hereinafter.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the amount and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.The Initial Term in Section 10.1 is hereby extended for an additional [***] Contract Year for [***]. The Initial Term and this [***], is hereinafter referred to as the Term.

2.The Minimum Purchase Commitment in Section 3.1(a), is hereby modified for Contract Year 2019 from [***] to [***].

3.  Section 1.23 “Minimum Purchase Commitment” shall be deleted and replaced in its entirety with the following:
1.23 “Minimum Purchase Commitment” means Company’s minimum binding purchase commitment to SAFC for a minimum number of Vector Product during a Contract Year, including those additional Batches that are part of Company’s Binding Forecast, determined as set forth in Sections 3.1(a) and 3.2(a).
4.  Section 3.1 (a) of the Agreement shall be deleted and replaced in its entirety with the following:

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

3.1  Minimum Purchase Commitment; Run Equivalents; Additional Batches and Manufacturing Capacity; Support Studies.
(a)  During the Term, Company shall purchase the Minimum Purchase Commitment, which shall be equal to [***]
In the event Company fails to purchase the Minimum Purchase Commitment [***]. Such payment requirement for the shortfall of Batches shall be invoiced [***].
5. Section 3.2 (a) of the Agreement shall be deleted in its entirety and replaced with the following:
3.2 Forecasts; Change of Vector Product.
(a) In advance of the Effective Date, Company shall determine and provide to SAFC Company’s initial Contract Year forecast, which shall be updated on a [***]. From the Effective Date until [***], each [***] update shall include a “rolling” [***] update that includes four (4) consecutive quarters. As of [***], Company’s rolling [***] updates will increase to include [***] and shall include any additional Batches to be manufactured within that time period.
As of [***], the first [***] of the rolling forecast will be considered binding on both Parties [***].
6. New sections, Sections 3.2 (d)-(f) shall be added to the Agreement as follows:
3.2 Forecasts; Change of Vector Product.
(d) [***]
(e) [***]
(f) [***]
7. Section 3.3(b) of the Agreement is hereby deleted and replaced in its entirety with the following:
(b) For each subsequent Contract Year following the initial Contract Year, a Task Order for the Contract Year shall be executed between the Parties in writing as above and Company shall issue to SAFC a Purchase Order [***]
8. Sections 3(b) and 3(c) of Exhibit 4 are hereby deleted and replaced in their entirety with the following:
[***]
8. This Amendment, together with the Agreement, constitutes the final, complete and exclusive statement of the agreement between the parties pertaining to its subject matter and supersedes any and all prior and contemporaneous understandings or agreements of the parties with respect thereto.

9.  This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic means (e.g., via PDF) shall be effective delivery of a manually executed counterpart of this Amendment.

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Except as provided herein, all terms and conditions of the Agreement shall remain the same and are in full force and effect.
IN WITNESS WHEREOF, the Parties hereto have each caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date above.

SAFC CARLSBAD, INC.  BLUEBIRD BIO (SWITZERLAND) GMBH

By: /s/ Joan Haab  By: /s/ David Seeberger

Name:  Joan Haab Name:  David Seeberger

Title:  Carlsbad Site Head; Title:  Head of Finance, Europe
        Viral & Gene Therapy Operations